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WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

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TVI CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TVI Corporation

7100 Holladay Tyler Road

Glenn Dale, Maryland 20769

April 13, 2006

To All TVI Stockholders:

It is my pleasure to invite you to the 2006 Annual Meeting of Stockholders of TVI Corporation to be held on Monday, May 15, 2006 at 10:00 a.m., prevailing local time, at the Company’s headquarters located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s 2005 financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on your Company and its activities. You will also have an opportunity to meet your directors and other key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of our independent accountants and consideration of any other business matters properly brought before the Annual Meeting. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, including the financial statements, is also enclosed.

Whether or not you plan to attend, and regardless of the number of TVI shares you own, it is important that your shares be represented at the Annual Meeting. I urge you, therefore, to complete, sign, date and return your proxy card promptly in the enclosed envelope. Your return of a proxy in advance will not affect your right to vote in person at the Annual Meeting.

I hope that you will attend the 2006 Annual Meeting. The officers and directors of the Company look forward to seeing you at that time.

Very truly yours,

/s/ Richard V. Priddy
Richard V. Priddy, President and Chief Executive Officer

TVI CORPORATION

7100 Holladay Tyler Road, Glenn Dale, Maryland 20769

301-352-8800

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS OF TVI CORPORATION

TO BE HELD ON MONDAY, MAY 15, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of stockholders of TVI Corporation (“TVI” or the “Company”) will be held at 10:00 a.m., prevailing local time, on Monday, May 15, 2006 at the Company’s offices located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769. The stockholders will consider and act upon the following proposals:

1. To elect two (2) Class B directors to the Company’s Board of Directors, each to serve for a term of three years, and until their successors are elected and duly qualified.

2. To ratify the appointment by the Board of Directors of Stegman & Company as the Company’s independent accountants for the fiscal year ending December 31, 2006.

3. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof. We are not currently aware of any other matters that may come before the Annual Meeting.

You are cordially invited to attend the Annual Meeting. Please carefully read the attached Proxy Statement for additional information regarding the matters to be considered and acted upon at the Annual Meeting.

The Board of Directors has fixed the close of business on March 22, 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. The approximate date on which the attached Proxy Statement and proxy card or voting instruction form was first sent or given to Company stockholders is April 13, 2006.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. No postage need be affixed to the return envelope if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote in person by ballot.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sean R. Hunt
Sean R. Hunt, Vice President and Assistant Secretary

Glenn Dale, Maryland

April 13, 2006

TVI CORPORATION

PROXY STATEMENT

FOR

2006 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ON VOTING PROCEDURES

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting and this Proxy Statement, including the election of directors and the ratification of the independent accountants. In addition, Company management will report on our most recent financial and operating results and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting, and how many votes do they have?

Only stockholders of record at the close of business on the record date, March 22, 2006 (the “Record Date”), or their duly appointed proxies, are entitled to receive notice of the Annual Meeting, attend the Annual Meeting, and vote the shares that they held on that date at the Annual Meeting or any adjournment or postponement of the Annual Meeting. As of the close of business on the Record Date there were 32,643,853 shares of Common Stock issued, outstanding and entitled to vote. Each share has one vote. You may not cumulate votes in the election of directors.

When were the enclosed solicitation materials first given to stockholders?

The enclosed Annual Report on Form 10-K and proxy card, together with this Notice of Annual Meeting and Proxy Statement, were first sent, or given, to stockholders on or about April 13, 2006.

What is a quorum of stockholders?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares as of the Record Date will constitute a quorum. We must have a quorum to conduct the Annual Meeting. Proxies received but marked as abstentions and broker non-votes (defined below) will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum is present. Since there were 32,643,853 shares of Common Stock outstanding as of the Record Date, the presence of holders of 16,321,927 shares shall constitute a quorum.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent, asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent. If you do not instruct your broker how to vote, your broker may vote your shares at its discretion or, on some matters, may not be permitted to exercise voting discretion. We urge you to respond to your brokerage firm so that your vote will be cast. Votes that could have been cast on the matter in question if the brokers had received their customers’ instructions, and as to which the broker has notified us on a proxy card or voting instruction form in accordance with industry practice or has otherwise advised us that it lacks voting authority, are referred to as “broker non-votes.”

How are abstentions and broker non-votes treated?

The holders of a majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. The affirmative vote of a plurality of the total votes cast in person or by proxy at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of all votes cast in person or by proxy at the meeting is required for ratification of the appointment of the registered independent public accountants. Neither abstentions nor broker non-votes will be counted as “votes cast” and thus will have no effect on the outcome of either proposal.

How many votes does it take to pass each matter?

If a quorum of stockholders is present at the Annual Meeting, the following vote is needed to approve or take the indicated action:

•	A plurality of all the votes cast to elect directors

•	a majority of all the votes cast to approve the proposal regarding the ratification of Stegman & Company as our registered independent public accountants

How do I vote?

You can vote on matters to come before the Annual Meeting in two ways: (i) you can attend the Annual Meeting and cast your vote in person; or (ii) you can vote by completing, dating and signing the enclosed proxy card and returning it to us by the use of the pre-addressed, postage paid envelope. If you do so, you will authorize the individuals named on the proxy card, referred to as the proxyholders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of the Board of Directors.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We solicit proxies so that all TVI common shares may be voted at the Annual Meeting even if the holders do not attend the Annual Meeting.

How will my proxy vote my shares?

If you properly sign and return your proxy card or voting instruction form your shares will be voted as you direct. If you sign and return your proxy card or voting instruction form but do not specify how you want your shares voted, they will be voted FOR the election of each of the nominees for Director as set forth under “Election of Directors” and FOR the ratification of the independent accountants. Also, you will give your proxies authority to vote, using their discretion, on any other business that properly comes before the Annual Meeting.

How do I vote using my proxy card?

There are four steps.

1.	Vote on each of the proposals as follows:

•	Proposal #1 The name of each of the director nominees is listed on your proxy card. You have multiple voting options:

•	Option 1. To vote for all of the director nominees, check the box marked “FOR ALL”

•	Option 2. To vote for some of the director nominees and withhold authority for others, check the box marked “FOR ALL EXCEPT” and write the individual nominee(s) name on the line provided

•	Option 3. To abstain from voting for any of the director nominees (that is, not vote for or against any nominee), you check the box marked “WITHHOLD AUTHORITY.”

•	Proposal #2 Check the box “APPROVE,” or “DISAPPROVE,” or “ABSTAIN” (to cast no vote).

2.	Sign and date your proxy card. If you do not sign and date your proxy card, your votes cannot be counted.

3.	Mail your signed and dated proxy card in the pre-addressed, postage-prepaid envelope.

4.	Check the indicated box on your proxy card if you plan to attend the Annual Meeting.

Can I vote by proxy even if I plan to attend the Annual Meeting?

Yes. If you vote by proxy, you do not need to fill out a ballot at the Annual Meeting, unless you want to change your vote.

Why might I receive more than one proxy card? Should I vote on each proxy card I receive?

First, you may have various accounts with us that are registered differently, perhaps in different names or different social security or federal tax identification numbers. Second, you may also own shares indirectly through your broker. Your broker will send you a proxy card or voting instruction form for these shares. You should vote on each proxy card or voting instruction form you receive and mail it to the address shown on the proxy or form.

How do I change my vote?

You may change your vote at any time before the Annual Meeting by:

•	notifying the Corporate Secretary, in writing at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769, that you are revoking your proxy card; or

•	completing and sending in another proxy card or voting instruction form with a later date; or

•	attending the Annual Meeting and voting in person.

Who is soliciting my proxy, how is it being solicited, and who pays the cost?

TVI, on behalf of the Board of Directors, through its directors, officers and employees, is soliciting proxies primarily by mail. However, proxies may also be solicited in person, by telephone or by facsimile. TVI pays the cost of soliciting proxies, if any.

PROPOSAL NO. 1: ELECTION OF TWO CLASS B DIRECTORS

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR ALL NOMINEES.

General

The Amended and Restated By-Laws of the Company (the “Bylaws”) provide that the Company’s business shall be managed under the direction of a Board of Directors, with the number of directors to be ten members, unless and until otherwise determined by resolution of the Board of Directors. The Board currently has eight members. TVI has a classified Board of Directors, pursuant to which TVI directors have been divided into three classes to serve three year terms, or until their successors are duly elected and qualified. Class B currently contains three members whose terms expire at this year’s Annual Meeting; Class C currently contains two members whose terms expire at the 2007 Annual Meeting; and Class A currently contains three members whose terms expire at the 2008 Annual Meeting.

TVI’s Class B directors currently are Joseph J. Duffy, Mark N. Hammond and Donald C. Yount, Jr. Mr. Duffy will not stand for re-election as a Class B Director and, effective at the Annual Meeting, the authorized number of directors will be reduced to seven and two Class B directors will be elected. Mark N. Hammond and Donald C. Yount, Jr. have been nominated to serve as Class B directors. If elected at the Annual Meeting, each of the two nominees would serve until the 2009 Annual Meeting and until their successors are elected and duly qualified, or until such director’s death, resignation or removal.

Both of the nominees are presently serving as directors and are anticipated to be available for election and able to serve the entire term for which election is sought. If they should become unavailable, however, the proxy will be voted for substitute nominee(s) designated by the Board. Any vacancy that exists or occurs during the year may be filled for a remainder of the term by a majority vote of the Board of Directors without any further stockholder action.

Vote Required

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected to the Board of Directors. Shares represented by executed proxies will be voted, if authority is not withheld, FOR the election of both Class B nominees named below.

2006 Director Nominees

The name of each of the nominees for Class B director and certain information about each is set forth below:

Nominees	Class	Term	Age	Title/Affiliation
Mark N. Hammond	B	2009	47	Independent Director
Donald C. Yount, Jr.	B	2009	45	Independent Director

Mark N. Hammond. Since 1996, Mr. Hammond has served as a member of the Company’s Board of Directors and since August 2002 has served as Chairman of the Board of Directors of the Company. From August 2002 to May 2005, Mr. Hammond also served as Chair of the Audit Committee and since May 2005 has served as Chair of the Corporate Governance Committee. For the past 17 years, Mr. Hammond has served as the Chief Financial Officer of the American Beverage Association and previously held various financial management positions with the Association dating back to December 1984. Mr. Hammond also serves as a member of the Board of Trustees of Limestone College. He is a Certified Public Accountant with approximately 26 years of public accounting experience. Mr. Hammond has a Bachelor of Science degree in Accounting from Limestone College and is a member of several professional accounting associations.

Other than serving as a director of TVI if elected, Mr. Hammond has no material relationship with TVI.

Donald C. Yount, Jr. Since 2001, Mr. Yount has served as Principal and Chief Financial Officer of Mid-Atlantic Venture Funds, a partnership consisting of four venture capital funds investing in growing businesses located in the Mid-Atlantic. From October 1998 until joining Mid-Atlantic, Mr. Yount served in various executive positions with Advanced TelCom Group, a provider of integrated telephone services. Mr. Yount has also served in various senior financial positions with a number of technology and communications companies. He is a Certified Public Accountant and started his career in public accounting. Mr. Yount has both a Master of Business Administration degree and a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Since December 2005, Mr. Yount has served as a member of the Company’s Board of Directors. Previously, he served on the Board of Directors of Safety Tech International, Inc., a private company which TVI acquired by merger in November 2005. The agreement and plan of merger between TVI and Safety Tech provided for the appointment of Mr. Yount to TVI’s Board of Directors within 30 days of the closing of the merger.

Other than serving as a director of TVI if elected, Mr. Yount has no material relationship with TVI.

Directors Whose Terms Expire in 2007

Harley A. Hughes. Since 2004, Lieutenant General Hughes (USAF retired), age 70, has served as a member of the Company’s Board of Directors. He is the Chairman of F&H 2, Inc., a consulting business that he formed in 1992 to develop strategies for predicting emerging space, air attack, reconnaissance and weapons requirements in a changing political, budgetary and technological environment. From 1988 to 1992 General Hughes was a Senior Vice President of Betac Corporation, an information systems consulting company offering design, engineering, development, integration, testing and life cycle support services to a host of military services and law enforcement agencies. During the first Bush administration, General Hughes served as both deputy chief of staff for plans and operations, Headquarters U.S. Air Force, and the Air Force operations deputy to the Joint Chiefs of Staff, Washington, D.C. During the Vietnam conflict, General Hughes served as a command pilot logging over 5,000 flying hours and 225 combat missions in Southeast Asia, with numerous military decorations and awards. General Hughes serves as a member of the proxy board of Pinkerton Government Services, Inc., and as a director of Aviation Technology Group, Inc. and the Institute for Scientific Research, Inc. and is an advisor to ManTech International Corporation. General Hughes has a Bachelor of Science degree from Oklahoma A&M College and both a Bachelor of Arts degree and a Master of Science degree from the University of Colorado. General Hughes also completed Squadron Officer School, National War College and the Industrial College of the Armed Forces.

Richard V. Priddy. In February 2002, Mr. Priddy, age 57, was named Company President and Chief Executive Officer and since June 2002 has served as a member of the Company’s Board of Directors. From January 2000 until joining TVI, Mr. Priddy was Director of Material for Iphotonics, Inc., a provider of core optical manufacturing services to many OEMs and suppliers. Mr. Priddy has an extensive background in operations and government contracting. With experience at ITT, Rockwell, Allied Signal and other firms dating back to the early 1980s, he has been instrumental in growing manufacturing based businesses, contracting logistical support functions for the military and developing an environmental products business. Mr. Priddy has a Bachelor of Science degree in Industrial Engineering/ Management from Clemson University and a Master of Business Administration degree from the University of Iowa.

Directors Whose Terms Expire in 2008

Matthew M. O’Connell. Since May 2005, Mr. O’Connell, age 53, has served as a member of the Company’s Board of Directors. Since 2001, Mr. O’Connell has served as the Chief Executive Officer, President and as a member of the Board of Directors of GeoEye, Inc. and its predecessor, formerly known as ORBIMAGE, Inc., a publicly held company which is a leading provider of global space-based imagery of the earth. Mr. O’Connell has over 20 years of experience in communications management and finance. Prior to joining GeoEye, Mr. O’Connell was a managing director at Crest Advisors, a New York-based private investment bank that advises and invests in middle-market companies, especially in the media and communications industries. Prior to joining Crest, Mr. O’Connell was Senior Vice President, Legal and Business Affairs for Sony Worldwide Networks, a division of Sony Corporation specializing in radio and Internet programming. Before working at Sony, he served as Senior Vice President and General Counsel of Osborn Communications Corporation, a publicly-traded radio and television station operator. Prior to his tenure at Osborn, Mr. O’Connell was the Assistant General Counsel at Cablevision Systems Corporation, where he was responsible for acquisitions and finance, including the company’s initial public offering. Mr. O’Connell began his career as a lawyer on Wall Street, specializing in mergers and acquisitions and corporate finance. Mr. O’Connell has a Juris Doctor degree from the University of Virginia and a Bachelor of Arts degree from Trinity College where he was elected to Phi Beta Kappa.

Todd L. Parchman. Since May 2005, Mr. Parchman, age 51, has served as a member of the Company’s Board of Directors. Since 1996, Mr. Parchman has served as a co-founder and partner of Parchman, Vaughan & Company, L.L.C., a Baltimore-based investment banking firm providing investment banking services to the education and training industries and related businesses. From 1990 to 1996, prior to founding Parchman, Vaughan, Mr. Parchman managed the investment banking business of Ferris, Baker Watts, Incorporated, the largest full-service investment banking firm headquartered in Washington, D.C., and served on its Board of Directors. Mr. Parchman started his career in 1975 as a corporate banker in the First National Bank of Chicago’s First Scholar program. In 1979, he joined Norwest Corporation in Minneapolis and ultimately became Senior Vice President and Managing Officer of its Norwest Energy Finance unit. In 1985, he founded Signet Investment Banking Company and served as its Senior Managing Director. Mr. Parchman has served on a number of non-profit and corporate boards in his 30 year career. Mr. Parchman has taught graduate-level courses in finance and negotiation at Johns Hopkins University and St. Thomas University. Mr. Parchman is also a Trustee of the Culver Educational Foundation. Mr. Parchman currently serves as a board member of The Education Industry Association, a trade group representing enterprises engaged in providing education services, as well as the United States Lacrosse Foundation, an independent nonprofit corporation that operates in support of US Lacrosse, the national governing body of men’s and women’s lacrosse. Mr. Parchman has a Master of Business Administration degree in Finance and Accounting from the University of Chicago and a Bachelor of Arts degree in Economics and French from the University of North Carolina at Chapel Hill where he was a Morehead Scholar.

Charles L. Sample. Since May 2005, Mr. Sample, age 58, has served as a member of the Company’s Board of Directors; Mr. Sample also served as a member of the Company’s Board of Directors from March 1995 to May 2002. Since May 2002, Mr. Sample has served as an Executive Vice President of the Company and from April 1995 until that time as a Vice President of the Company. Mr. Sample is known throughout the First Responder Industry as one of the leading experts in Mass Casualty

Decontamination and has been instrumental in establishing industry-accepted standards for rapidly deployed decontamination systems. He designed much of the current TVI offering in decontamination products and has three patents pending based on these innovative designs. Mr. Sample also brings extensive entrepreneurial experience having founded, managed, and sold several companies. Mr. Sample has a Bachelor of Science degree from The University of Maryland and holds a U.S. Government Top Secret Clearance.

Director not Continuing in Office

Joseph J. Duffy. Since 1999, Mr. Duffy, age 60, has served as a member of the Company’s Board of Directors. He has held executive positions in several major firms in both CEO and CFO roles. Specifically, he has previously served as chairman and CEO of McCulloch Corporation in Tucson, Arizona and Vision Hardware Group in Columbus, Ohio. He has held a variety of senior management positions with Woodbrook Capital, Strescon Industries, Eastmet Corporation, Chemetals Corporation and the Firestone Tire and Rubber Company. He has been active in turnaround management for over 20 years, serving in major roles in several corporate restructurings, revitalizations or bankruptcy reorganizations. For the past 20 years, he has served as a principal of Duffy Consulting Group, LLC, a private business consulting firm located in Severna Park, Maryland specializing in corporate revitalization, financial and operational restructuring services, the formulation and implementation of business strategy as well as mergers and acquisitions assistance. Mr. Duffy has a Bachelor of Science degree in Accounting from LaSalle University.

Executive Officers

In addition to the information provided above with regard to Mr. Priddy, the Company’s President and Chief Executive Officer, and Mr. Sample, an Executive Vice President of the Company, the following is information about the Company’s other senior executive officers.

Dale Kline, Sr. Mr. Kline, age 59, serves as a Senior Vice President of the Company in charge of the Company’s Safety Tech respiratory products division. From August 2000 to immediately prior to joining the Company in November 2005, Mr. Kline served as President and Chief Executive Officer of Safety Tech International, Inc. (“STI”), a private company engaged in the design, manufacturing and marketing of powered air purifying respirators, dual air supply units and any other respiratory products for chemical, biological, radiological and nuclear protection. Prior to joining STI, Mr. Kline held various financial and management positions with manufacturing and consulting firms. Mr. Kline has both a Master of Business Administration degree and a Bachelor of Arts degree from Mount Saint Mary’s University and an Associate degree in Accounting from Frederick Community College.

George J. Roberts. Mr. Roberts, age 61, serves as Senior Vice President and Chief Financial Officer of the Company. From March 2003 until joining TVI in April 2005, Mr. Roberts was employed by Visual Networks, Inc., where he served as CFO from August 2003 until July 2004. From January 2002 to February 2003, Mr. Roberts was Senior Vice President and Chief Financial Officer of Princeton Lightwave, an optical laser and amplifier manufacturer. From January 2000 to December 2001, he was Senior Vice President and Chief Financial Officer of Nexterna, a mobile resource management and software systems provider. Mr. Roberts began his career at General Electric Company, where he served in various capacities throughout his 30-year tenure, including vice president and controller of the GE’s Technology Management Services business.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (“SEC”). Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Section 16(a) forms furnished to the Company pursuant to Rule 16a-3 under the Exchange Act and written representations from the persons required to file them, the Company believes that each of our directors and executive officers filed all the required reports during 2005, except as follows: Mr. Duffy was late in filing one report on Form 4; Mr. Kline was late in filing his initial report on Form 3; Mr. Priddy was late in filing two reports on Form 4; Mr. Roberts was late in filing one report on Form 4; and Mr. Sample was late in filing one report on Form 4.

Certain Relationships and Transactions

There are no transactions, or series of similar transactions, either during 2005 or currently proposed, to which the Company was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer, 5% stockholder or any immediate family member of any of the foregoing had, or will have, a direct or indirect material interest. There are no known family relationships between any of the Company’s officers or directors.

CORPORATE GOVERNANCE

The Board of Directors met 10 times during 2005. All members of the Board attended at least 75% of the Board and committee meetings held during 2005 during the period for which such members served. We expect that representatives of the Board will attend the Annual Meeting. All of the then five members of the Board attended last year’s annual meeting of stockholders.

The Board has reviewed the independence of its members under the independence criteria of the NASDAQ Stock Market. Based on this review, the Board has determined that each of the current directors, other than Mr. Priddy and Mr. Sample (who are executive officers of the Company), satisfies the independence requirements of the NASDAQ Stock Market and no current director, other than Mr. Priddy and Mr. Sample (who are executive officers of the Company), has a material relationship with the Company other the individual’s position as director.

The independent directors meet in executive session without the presence of any corporate officer or member of management in conjunction with certain regular meetings of the Board. A director designated by the non-management directors chairs the session. The independent directors met in executive session one time during 2005.

The Board of Directors has established three standing committees to assist it in carrying out its responsibilities, namely the Audit Committee, the Compensation Committee and the Corporate Governance Committee. The duties and responsibilities of each committee are set forth in committee charters that are available on our website at www.tvicorp.com. The committee charters are also available in print to any stockowner upon written request. As of the Record Date, the composition and other information regarding each committee was as follows:

Audit Committee:

Number of Members:	Three

Members:	Joseph J. Duffy (Chair), Mark N. Hammond and Todd L. Parchman

All of the members are outside directors who are not officers or employees of the Company and satisfy the independence requirements of the NASDAQ Stock Market. Mr. Hammond qualifies as an “audit committee financial expert” for purposes of satisfying the requirements of the NASDAQ Stock Market and the federal securities laws regarding inclusion of a financial expert on the Audit Committee.

Following the Annual Meeting it is expected that Mr. Parchman will replace Mr. Duffy as Chair of the Audit Committee and that a third independent director will be named to the committee.

Number of Meetings in 2005:	Five

Functions:

•      Responsible for selecting, overseeing, evaluating and compensating the independent public accountants.

•      Review and pre-approve all audit services.

•      Examine the scope and extent of, and the results of, the audit conducted by the independent public accountants and advise the Board with respect thereto.

•      Review the recommendations of the independent public accountants with respect to accounting methods and internal controls and advise the Board with respect thereto.

•      Review with the independent accounts any audit problems or difficulties and disagreements during the course of the audit and management’s response thereto.

•      Resolve any disagreements between management and the independent accountants.

•      Perform such other functions and responsibilities as may be assigned by the Board.

Charter:	The Audit Committee operates pursuant to a Charter that was approved by the Board in March 2003.

Report of the Audit Committee on

Audited Financial Statements for the Year Ended December 31, 2005

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. The Audit Committee is comprised of independent directors as defined by the rules of the NASDAQ Stock Market and acts under a written charter that was approved by the Board on March 27, 2003. Company management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The registered independent public accountants are responsible for auditing the Company’s financial statements in accordance with generally accepted auditing standards and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate. The Committee relies without independent verification on the information provided to it and on the representations made by management and the independent accountants.

The Committee met and held discussions with management and the independent public accountants to review and discuss the Company’s internal control over financial reporting and the audited financial statements for the year ended December 31, 2005. The Committee also reviewed management’s report on internal control over financial reporting, required for the first time this year under Section 404 of the Sarbanes-Oxley Act of 2002. As part of this review, the Committee reviewed the basis for management’s conclusions in that report. It also reviewed the report of the independent public accountants on internal control over financial reporting. During 2005, the Committee reviewed management’s plan for documenting and testing controls, the results of its documentation and testing, any deficiencies discovered and the resulting remediation of deficiencies. The Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and have discussed with the auditors the auditors’ independence.

Based upon the reports and discussions described in this report, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Audit Committee

Joseph J. Duffy (Chair)

Mark N. Hammond

Todd L. Parchman

Compensation Committee:

Number of Members:	Four

Members:

Harley A. Hughes (Chair), Joseph J. Duffy, Mark N. Hammond and Matthew M. O’Connell

All of the members are outside directors who are not officers or employees of the Company and satisfy the independence requirements of the NASDAQ Stock Market.

Number of Meetings in 2005:	One

Functions:	Recommends to the Board compensation policies, including incentive compensation, for the principal executives of TVI.

Charter:	The Compensation Committee operates pursuant to a charter that was approved by the Board in March 2004.

Report of the Compensation Committee for the

Year Ended December 31, 2005

General

The Compensation Committee establishes and oversees the Company’s executive compensation policies and programs. The Committee also recommends to the Board of Directors base salaries, bonuses, and incentive awards to be paid to senior management. The Committee, together with the other independent members of the Board, determines and approves CEO compensation. The Committee is comprised of independent directors, none of whom is or was an officer or employee of the Company or its subsidiaries. Periodically, we solicit and receive recommendations and advice from independent third-party compensation consultants.

Executive Compensation Program

Compensation for Company executives and senior managers consists of both cash and equity-based awards. The annual cash compensation consists of (i) base salary and (ii) annual bonus opportunities. Long-term equity-based awards are provided under the Company’s Incentive Stock Option Plan (the “Plan”).

The Committee’s overall goals are to establish a compensation program for senior management that aligns the interests of stockholders and management and to attract and retain the services of qualified senior management. The Committee further seeks to ensure that these overall compensation philosophies and goals enhance the growth of the Company’s core businesses both organically and through acquisitions.

Base Salary. The Committee believes that senior management base salaries must be competitive. Base salaries are determined on an individual basis by evaluating each executive’s scope of responsibility, past performance, prior experience and compensation levels in relevant markets for comparable talent. Base salaries for senior managers are reviewed from time to time by the Committee.

Bonuses. Annual bonuses are paid to key employees and members of senior management based on the achievement of individual and overall corporate financial and other goals. Bonus amounts paid to certain senior managers are commission based and bonus amounts for these managers may significantly exceed their base salary.

Equity Compensation. The Committee believes strongly in long-term equity incentives as an effective method of creating a direct link between compensation and the long-term performance of the Company. During 2005, the Committee issued incentive stock options from the Company’s Plan to a number of executives, senior managers and key employees. Additionally, during 2005 awards of outright stock grants were also made under the Company’s Plan to a select number of executives and senior managers. In determining all equity awards the Committee bases its decisions on the individual’s performance and potential to improve stockholder value.

CEO Compensation

During 2005, our CEO, Richard V. Priddy, was employed under a three-year Employment Agreement with an initial term that expired on December 31, 2005. Pursuant to that agreement, during 2005 Mr. Priddy was paid a base salary of $189,615 and received an incentive bonus payment of $106,333 calculated under the agreement as a percentage of the Company’s 2005 net income. In evaluating the CEO’s performance during the term of the agreement, the Committee took into account a number of factors including the Company’s financial and stock performance, the CEO’s efforts to diversify the Company’s core business and achieve growth through internal research and development projects and other initiatives, as well as through acquisitions and alliances. The Committee also considered the steps taken by the CEO to address the challenges unique to the Company’s industry, such as the uncertainty presented by organizational and other changes in the Department of Homeland Security that impacted state and local agency funding and spending. Finally, the Committee considered the executive, administrative and other infrastructure enhancements made by the CEO to the TVI organization, as well as Mr. Priddy’s overall stewardship of the Company.

Compensation Committee

Harley A. Hughes (Chair)

Joseph J. Duffy

Mark N. Hammond

Matthew M. O’Connell

The information in this Proxy Statement under the headings “Report of the Audit Committee,” “Report of the Compensation Committee” and “Performance Graph” will not be deemed filed with the SEC or incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filings.

Corporate Governance Committee:

Number of Members:	Four

Members:

Mark N. Hammond (Chair), Joseph J. Duffy, Harley A. Hughes and Matthew M. O’Connell

All of the members are outside directors who are not officers or employees of the Company and satisfy the independence requirements of the NASDAQ Stock Market.

Number of Meetings in 2005:	Three

Functions:

•      Recommend to the Board procedures for promoting effective corporate governance generally and effective Board deliberations and Committee work specifically.

•      Establish criteria for nominating candidates to serve as Board members and the process for identifying and evaluating nominee candidates.

•      Recommend to the Board nominee candidates to serve as Board members.

•      Consider nominee candidates recommended by stockholders. Such recommendations must be served in writing to the Corporate Secretary at the Company’s address and must be accompanied by detailed biographical and occupational data on the nominee candidate, along with a written consent of the nominee candidate to consideration of his or her name by the Committee. The Company’s By-Laws include additional requirements regarding nominations of persons at stockholders’ meetings other than by the Board.

•      Review and make recommendations to the Board with regard to director compensation.

Charter:	The Corporate Governance Committee operates pursuant to a charter that was approved by the Board in March 2004.

Selection and Evaluation of Board Candidates

The Corporate Governance Committee seeks director candidates based upon a number of qualifications, including their independence, knowledge, judgment, character, leadership skills, education, experience, financial literacy, standing in the community, and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths. As part of the process of selecting Board candidates, the Committee seeks a determination as to whether the Board candidate is “independent” as defined by the NASDAQ Stock Market listing standards. The Committee generally relies upon recommendations from a wide variety of its business contacts, including current executive officers, directors, community leaders and stockholders as a source for potential Board candidates. The Committee sometimes uses the services of a third-party executive search firm to assist it in identifying and evaluating possible nominees for director.

Communications with the Board of Directors

Our Board of Directors encourages our stockholders to communicate with it regarding their concerns, complaints and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communications as follows:

TVI Corporation

7100 Holladay Tyler Road

Glenn Dale, Maryland 20769

Attention: Corporate Secretary

You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and forwarded on to the intended recipients. Communications that involve specific complaints from a customer of the Company relating to a financial relationship or transaction will be forwarded to the head of the department or division that is most closely associated with the subject of the complaint.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 15, 2006 for:

•	each person who we know owns beneficially more than 5% of our Common Stock,

•	each named executive officer,

•	each of our directors and nominees, and

•	all of our named executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of options held by the respective person or group that may be exercised within 60 days after March 15, 2006. Further, such beneficial ownership includes securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.

The percentages have been calculated by treating as outstanding for purposes of calculating the percentage ownership of a particular person all shares of the Company’s Common Stock outstanding as of such date and all such shares issuable to such person in the event of the exercise of the person’s options, if any, exercisable at such date or within 60 days after March 15, 2006. All addresses for the executive officers and directors are TVI Corporation’s address at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Kern Capital Management, LLC	3,624,800	(1)	10.8
Chilton Investment Company, Inc.	2,079,422	(2)	6.2
Dale Kline, Sr.	581,947	(3)	1.7
Richard V. Priddy	569,746	(4)	1.7
George J. Roberts	3,333	(5)	*
Charles L. Sample	613,300	(6)	1.8
Joseph J. Duffy	289,389	(7)	*
Mark N. Hammond	621,227	(8)	1.9
Harley A. Hughes	64,389	(9)	*
Matthew M. O’Connell	7,143	(10)	*
Todd L. Parchman	12,143	(11)	*
Donald C. Yount, Jr.	51,436	(12)	*
All Directors and Executive Officers as a group (10 persons)	2,814,053	(13)	8.4

*	Less than 1%.
(1)	According to a Schedule 13G/A filed with the SEC on February 14, 2006 on behalf of Kern Capital Management, LLC (“Kern”). Kern possesses sole investment and voting power over the above shares. Kern’s address is 114 West 47th Street, Suite 1926, New York, New York 10036. Robert E. Kern, Jr. and David G. Kern are principals and controlling members of Kern.
(2)	According to a Schedule 13G/A filed with the SEC on February 14, 2006 on behalf of Chilton Investment Company, Inc. (“Chilton”). Chilton possesses sole investment and voting power over the above shares. Chilton’s address is 1266 East Main Street, 7th Floor, Stanford, CT 06902.
(3)	Mr. Kline is a Senior Vice President of the Company.
(4)	Includes 182,246 shares of Common Stock held directly and options to purchase 387,500 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date. Mr. Priddy is the President and Chief Executive Officer and a Director of the Company.
(5)	Mr. Roberts is the Senior Vice President and Chief Financial Officer of the Company.
(6)	Includes 236,400 shares of Common Stock held directly, options to purchase 175,000 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date, and 201,900 shares of Common Stock held by Mr. Sample’s spouse. Mr. Sample is an Executive Vice President and a Director of the Company.

(7)	Includes 214,389 shares of Common Stock held directly and options to purchase 75,000 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date.
(8)	Includes 484,227 shares of Common Stock held directly, options to purchase 125,000 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date, and 12,000 shares of Common Stock held by Mr. Hammond’s three daughters. Mr. Hammond is an independent director nominee of the Company.
(9)	Includes 14,389 shares of Common Stock held directly and options to purchase 50,000 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date. General Hughes is an independent director of the Company.
(10)	Mr. O’Connell is an independent director of the Company.
(11)	Includes 7,143 shares of Common Stock held directly, 5,000 shares held by Parchman Vaughn & Company LLC, Retirement Plan of which Mr. Parchman is a trustee.
(12)	Mr. Yount is an independent director nominee of the Company.
(13)	Includes options to purchase 812,500 shares of Common Stock awarded pursuant to the Company’s stock option plans, which are exercisable currently or within 60 days of the table date.

COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following table sets forth the aggregate cash compensation paid for services rendered during each of the last three fiscal years to: (i) the Company’s Chief Executive Officer and (ii) certain of its other executive officers. We may refer to these officers as our “named executive officers” elsewhere herein.

		Annual Compensation			Long Term Compensation			All Other Compen- sation ($)
					Awards		Payouts
Name and Principle Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation($)	Restricted Stock Award(s)($)	Securities Underlying Options/ SARs (#)	LTIP Pay- outs ($)
Richard V. Priddy	2005	$189,615	$106,333	—	$—	125,000/—	—	$23,000	(1)
President & Chief Executive Officer	2004	179,308	130,165	—	25,000	125,000/—	—	34,750	(1)
	2003	153,363	111,945	—	—	150,000/—	—	24,000	(1)

George J. Roberts Senior Vice President & Chief Financial Officer (2)	2005	65,100	60,000	—	14,999	45,000/—	—	—

Charles L. Sample	2005	134,416	231,434	—	—	50,000/—	—	19,250	(1)
Executive Vice President	2004	114,231	352,920	—	—	50,000/—	—	—
	2003	105,000	370,273	—	—	50,000/—	—	—

(1)	Compensation as member of the Board of Directors of the Company.
(2)	Mr. Roberts joined the Company in August 2005.

STOCK OPTIONS GRANTS

FOR FISCAL YEAR ENDED DECEMBER 31, 2005

The following table sets forth for each of the persons named in the above Summary Compensation Table certain information with respect to the award of stock options to purchase Common Stock granted during 2005.

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Richard V. Priddy (1)	125,000	20%	$4.36	01/03/2015
George J. Roberts (2)	45,000	7%	3.16	08/16/2015
Charles L. Sample (3)	50,000	8%	4.72	02/10/2015

(1)	Represents options awarded for service as President and Chief Executive Officer.
(2)	Represents options awarded for service as Senior Vice President and Chief Financial Officer.
(3)	Represents options awarded for service as Executive Vice President.

OPTION EXERCISES IN FISCAL 2005

AND FISCAL YEAR END OPTION VALUES

The following table sets forth for each of the persons named in the Summary Compensation Table the number of shares and value of stock options.

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at FY-End (#)(2) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End($)(3) Exercisable/ Unexercisable
Richard V. Priddy	—	—	325,000/125,000	725,750/—
George J. Roberts	—	—	—/45,000	—/37,800
Charles L. Sample	—	—	150,000/50,000	308,750/—

(1)	None of the named Executive Officers exercised options in 2005.
(2)	The total number of unexercised options held as of December 31, 2005, separated between those options that were exercisable and those options that were not exercisable on that date.
(3)	For all unexercised options held as of December 31, 2005, the aggregate dollar value is determined by calculating the excess of the market value of TVI’s Common Stock underlying those options over the exercise price of those unexercised options. These values are shown separately for those options that were exercisable, and those options that were not yet exercisable, on December 31, 2005. The share price used to calculate these figures was the closing sale price of the Common Stock on the NASDAQ Capital Market as of December 30, 2005 of $4.00.

No stock appreciation rights (SARs) have been awarded under the Plan.

Performance Graph

The following graph compares the yearly percentage change in cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Market Index (Broad Market Index) and a Hemscott Group Index for scientific/technical instruments over the past five years from December 31, 2000 through December 31, 2005.

The cumulative total stockholder return is based on $100 invested in our common stock and in the respective indices on December 31, 2000. The stock prices on the performance graph are not necessarily indicative of future price performance.

CUMULATIVE TOTAL RETURN THROUGH DECEMBER 31, 2005

AMONG TVI CORPORATION, NASDAQ MARKET INDEX, AND HEMSCOTT GROUP

INDEX*

*	Assumes $100 invested on December 31, 2000; assumes dividend reinvested; fiscal year ending December 31.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of our Board of Directors for the 2005 fiscal year consisted of Harley A. Hughes (Chair), Joseph J. Duffy, Mark N. Hammond and Matthew M. O’Connell. None of the members has served as our officers or employees.

Equity Compensation Plan Information

The following table sets forth information as of March 15, 2006 with respect to the compensation plans under which equity securities of the Company are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,692,948	$2.63	2,938,000

Equity compensation plans not approved by security holders	n/a	n/a	n/a

(1)	Equity compensation plans approved by security holders include (i) the TVI 1995 Non-Qualified Stock Plan and (ii) the TVI Amended and Restated Incentive Stock Option Plan (the “Plan”). All securities remaining available for future issuance under equity compensation plans are available under the Plan.

Employment Agreement

The Company has entered into an employment agreement with its President and CEO, Richard V. Priddy, which provides for certain benefits upon termination of his employment following a “change in control” in certain instances. Specifically, in the event of termination by TVI either without “cause” or by Mr. Priddy for “good reason” within one (1) year of a change in control, TVI will continue to provide Mr. Priddy with both his base salary and standard benefits through the greater of the balance of the contract term or one year. Additionally, in such an event, Mr. Priddy shall be entitled to receive a pro rated portion of the annual bonus to which he otherwise would have been entitled for the year during which such termination occurs.

Director Compensation

General

The Corporate Governance Committee reviews and makes recommendations to the Board with regard to director compensation on an annual basis. Compensation for service as a Board member consists of both cash payments and equity-based awards.

Cash Compensation:

TVI’s director compensation program for 2005 consisted of the following cash components: (i) an annual payment of $25,000, payable quarterly in advance; (ii) $1,500 for each Board meeting attended in person; and (iii) $750 for each Committee meeting attended in person, if held on a day other than either a regularly scheduled Board meeting or other Committee meeting. The Chairman of the Board receives $1,250 for each month of such service, payable monthly in advance. Additionally, the Chairman of each Committee receives $1,250 per quarter, payable quarterly in advance. No additional fees are paid for attendance at any Board or Committee meetings. Beginning in 2006, the Board voted to eliminate the payment of any cash compensation to directors who are not independent.

Stock and Option Grants:

Under the Plan, upon their initial election to the Board by the Company’s stockholders, independent directors receive a grant of options exercisable for 50,000 shares of Common Stock, priced at the closing trading price on the date of the annual meeting. Accordingly, Messrs. Parchman and O’Connell each received a grant of options for 50,000 shares at an exercise price of $3.50 per share at the 2005 Annual Meeting held on May 27, 2005. The options have a term of five years and vest in full and first become exercisable on the earlier to occur of the first anniversary of the grant (i.e., May 27, 2006) or the date of the 2006 Annual Meeting. In addition, independent directors receive an annual grant under the Plan of Common Stock with a value of $25,000, with the number of shares determined by the fair market value of the Company’s Common Stock on the date of grant. Consequently, at the 2005 Annual Meeting, each independent director received a grant of 7,143 shares, based on the closing trading price of the Common Stock as of the date of the 2005 Annual Meeting of $3.50.

The Company includes equity-based awards as a part of the independent directors’ compensation for their board service, as the Board believes that it is important that TVI independent directors are also TVI stockholders.

PROPOSAL TWO: RATIFICATION OF REGISTERED

INDEPENDENT PUBLIC ACCOUNTANTS FOR 2006

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

Upon the recommendation of the Audit Committee, the Board of Directors has appointed Stegman & Company to serve as the Company’s registered independent public accountants for the year ending December 31, 2006. The Board of Directors is seeking ratification of this appointment. A representative from Stegman & Company will be available at the Annual Meeting to answer your questions and make a statement if he or she desires.

Below is a breakdown of fees billed by Stegman & Company in 2005 and 2004:

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees(1)
2005	$95,915	$25,829	$16,140	$—
2004	45,500	14,000	7,250	300

(1)	Consists of employment-related consulting services.

Audit fees include work in connection with quarterly reviews.

The Audit Committee considered whether the provision of services referenced above is compatible with maintaining Stegman & Company’s independence.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required

This Proposal will not be approved unless it receives the affirmative vote of the holders of a majority of the votes cast on such Proposal. Because neither abstentions nor broker non-votes will be counted as votes cast, they will have no effect on the outcome of the Proposal. If the Stockholders do not ratify the appointment of Stegman & Company, the Audit Committee will consider the appointment of other independent registered public accountants. If not otherwise specified, proxies will be voted FOR approval of the Proposal.

OTHER BUSINESS

Company management does not know of any other matters that will come before the 2006 Annual Meeting. If any other matters are properly brought before the Annual Meeting, or if any of the persons named as nominees for election as directors should decline or be unable to serve as a director, the persons named as Proxies are authorized to vote the shares as they see fit and will act according to their best judgment. Except as the Board of Directors may otherwise permit, no business shall be conducted at the Annual Meeting except as described above. If the Chairman of the Annual Meeting determines that any business was not properly brought before the Annual Meeting, the Chairman will announce this at the Annual Meeting and the business will not be conducted. If any other business does properly come before the Annual Meeting the proxy holders will vote on such matters according to their discretion.

YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT ATTENTION.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Any proposal subject to Rule 14a-8 which a stockholder wishes to have presented at the next Annual Meeting of Stockholders, currently expected to be held during May 2007, must be received at the office of the Company at TVI Corporation, 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769 no later than December 18, 2006. In order for a stockholder proposal submitted outside Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposals must be received by the Company no later than February 14, 2007.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 accompanies this Proxy Statement. Additional copies of the Company’s Annual Report on Form 10-K may be obtained, without charge, by written request to the Corporate Secretary at TVI Corporation, 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769. The Form 10-K is not part of this Proxy Statement or the proxy solicitation materials.

DETACH HERE

TVI CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This proxy is being solicited by the Board of Directors of TVI Corporation (the “Company”). The undersigned hereby appoint(s) each of Richard V. Priddy and George J. Roberts, or either of them as proxies (the “Proxy Committee”), with full power of substitution, to attend the Annual Meeting of Stockholders of TVI Corporation to be held at the Company’s headquarters located at 7100 Holladay Tyler Road, Glenn Dale, Maryland 20769, and any adjournment or postponement thereof (the “Annual Meeting”), and to vote all shares of Common Stock of the Company held of record by the undersigned on March 22, 2006 (the “Shares”), upon any and all matters that may properly come before the Annual Meeting.

IF THIS PROXY CONTAINS NO SPECIFIC VOTING INSTRUCTIONS, MY (OUR) SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS

This proxy authorize(s) the Proxy Committee to vote at their discretion on any other matter that may properly come before the Annual Meeting. The Proxy Committee may appoint one or more substitute proxy agent(s) to exercise the authority granted to it by this proxy and the undersigned hereby approves such appointment. The terms of this proxy shall be binding upon the successors and assigns of the undersigned stockholder or any transferee of any Shares to which it relates at anytime. By executing this proxy, the undersigned expressly consents to and authorizes the execution and delivery of this proxy by facsimile transmission or other comparable means.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of each of the director nominees.

1.	The election of Mark N. Hammond and Donald C. Yount, Jr., as Class B Directors for a three-year term ending at the 2009 Annual Meeting. (The Board of Directors unanimously recommends a vote FOR the election of each nominee.)

FOR	WITHHOLD AUTHORITY	FOR ALL EXCEPT
all nominees	for all nominees	(see instructions below)
☐	☐	☐

To withhold authority to vote for any individual nominee(s), check “FOR ALL EXCEPT” above and write that nominee’s name in the line below:

2.	Ratify Stegman & Company as the Company’s independent accountants for the fiscal year ending December 31, 2006. (The Board of Directors unanimously recommends a vote FOR approval.)

APPROVE	DISAPPROVE	ABSTAIN
☐	☐	☐

SIGNATURE(S):	DATED:

, 2006

, 2006

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The signer hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.

☐	I plan to attend the Annual Meeting.

Proxy